UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2023

TuSimple Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40326	86-2341575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9191 Towne Centre Drive, Suite 600
San Diego, CA 92122
(Address of principal executive offices, including zip code)
(619) 916-3144
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TSP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition
On September 7, 2023, TuSimple Holdings Inc. (“TuSimple” or the “Company”) announced its financial results for the fiscal quarter and the year ended December 31, 2022 and provided business updates. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
The information in this Item 2.02 and Exhibit 99.1 to this Form 8-K is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release by TuSimple Holdings Inc. announcing financial results for the fourth quarter and year ended December 31, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TuSimple Holdings Inc.

By:	/s/ Eric Tapia
Eric Tapia
Chief Financial Officer
Dated: September 7, 2023